UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2006

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices) (Zip code)

(510) 864-8800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On February 28, 2006, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of UTStarcom, Inc. (the “Company”) approved the 2006 annual base salaries (effective as of January 1, 2006) and 2005 cash bonuses for the Company’s executive officers after a review of performance and competitive market data. The bonuses were granted in recognition of the efforts and services provided by these officers on behalf of the Company in fiscal year 2005. The table below sets forth the 2006 annual base salary levels for, and 2005 bonuses awarded to, the following executive officers of the Company (the “Executive Officers”):

Name	Title	2005 Bonus	Salary
			2005	2006
Hong Lu	Chief Executive Officer and President	$—	$700,000	$700,000

Ying Wu	Executive Vice President; Chairman and Chief Executive Officer of China Operations	$—	$500,000	$500,000

Francis Barton	Executive Vice President and Chief Financial Officer	$250,000	$500,000	$500,000

Michael Sophie	Executive Vice President and Chief Operating Officer	$—	$400,000	$440,000

William Huang	Executive Vice President and Chief Technology Officer	$75,000	$300,000	$350,000

Also on February 28, 2006, the Committee granted stock options and rights to purchase restricted stock (the stock options and restricted stock, collectively, the “Securities”) to the Executive Officers as follows:

Name	Title	Number of Shares Underlying Option Grants	Number of Shares of Restricted Stock Granted
Hong Lu	Chief Executive Officer and President	260,000	130,000

Ying Wu	Executive Vice President; Chairman and Chief Executive Officer of China Operations	100,000	50,000

Francis Barton	Executive Vice President and Chief Financial Officer	92,000	46,000

Michael Sophie	Executive Vice President and Chief Operating Officer	83,600	41,800

William Huang	Executive Vice President and Chief Technology Officer	66,667	33,333

The Securities will be issued to each Executive Officer under the Company’s 1997 Stock Plan (the “Plan”) pursuant to the (i) form of Stock Option Agreement approved for use under the Plan with respect to stock option grants to the Company’s directors and executive officers and (ii) form of restricted stock purchase agreement approved for use under the Plan, each as previously filed with the Securities and Exchange Commission. Each option has an exercise price of $6.25 per share, which equals the closing price of the Company’s common stock on the Nasdaq Stock Market on the date of grant. The restricted stock purchase rights entitle the Executive Officers to purchase the Company’s common stock at par value. The Securities will vest to each Executive Officer based upon management performance objectives established and tailored for such Executive Officer by the Committee for the Company’s 2006 fiscal year, including (i) achievement of corporate financial measures such as bookings, gross margin, revenue, operating profit, cash flow, inventory turns, contribution margin and cash collections, (ii) achievement of corporate objectives relating to quality and organization and (iii) achievement by such Executive Officer of additional individualized performance objectives reviewed and approved by the Compensation Committee. Performance will be measured against the established objectives and the Securities of each Executive Officer shall vest, to the extent the established objectives have been achieved, on the date such a determination is made by the Committee, in its sole discretion, provided that such Executive Officer remains a service provider of the Company on the date of determination. The Committee’s determination as to the extent the established objectives have been achieved shall be made as soon as administratively practicable following the 2006 fiscal year-end.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: March 6, 2006	By:	/s/ Michael J. Sophie
	Name:	Michael J. Sophie
	Title:	Executive Vice President and Chief Operating Officer